Exhibit 99.2

First Quarter 2021 Earnings Results

As part of the Firm’s effort to continually improve the transparency and comparability of our external financial reporting, several updates to our financial presentation are being implemented in the first quarter of 2021 and as a result certain prior period amounts have been reclassified to conform to the current period presentation. In addition, comparisons of current and prior periods are impacted by the financial results of Eaton Vance Corp. (Eaton Vance) and E*TRADE Financial Corporation (E*TRADE) reported in the Investment Management segment and Wealth Management segment, respectively. The Firm's first quarter 2021 earnings results reflect the completed acquisition of Eaton Vance, which closed on March 1, 2021. The Firm's first quarter 2021 and fourth quarter 2020 earnings results reflect the completed acquisition of E*TRADE.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Net revenues
Institutional Securities	$8,577	$6,970	$5,178	23%	66%
Wealth Management	5,959	5,672	4,056	5%	47%
Investment Management	1,314	1,100	692	19%	90%
Intersegment Eliminations	(131)	(145)	(147)	10%	11%
Net revenues	$15,719	$13,597	$9,779	16%	61%

Provision for credit losses	$(98)	$4	$407	*	*

Non-interest expenses
Institutional Securities	$5,299	$3,797	$3,840	40%	38%
Wealth Management	4,364	4,611	2,982	(5%)	46%
Investment Management	944	904	549	4%	72%
Intersegment Eliminations	(134)	(149)	(145)	10%	8%
Non-interest expenses (1)	$10,473	$9,163	$7,226	14%	45%

Income before taxes
Institutional Securities	$3,371	$3,160	$950	7%	*
Wealth Management	1,600	1,070	1,055	50%	52%
Investment Management	370	196	143	89%	159%
Intersegment Eliminations	3	4	(2)	(25%)	*
Income before taxes	$5,344	$4,430	$2,146	21%	149%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,601	$2,422	$757	7%	*
Wealth Management	1,242	802	864	55%	44%
Investment Management	275	158	78	74%	*
Intersegment Eliminations	2	3	(1)	(33%)	*
Net Income applicable to Morgan Stanley	$4,120	$3,385	$1,698	22%	143%
Earnings applicable to Morgan Stanley common shareholders	$3,982	$3,266	$1,590	22%	150%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Financial Metrics:

Earnings per basic share	$2.22	$1.84	$1.02	21%	118%
Earnings per diluted share	$2.19	$1.81	$1.01	21%	117%

Return on average common equity	16.9%	14.7%	8.5%
Return on average tangible common equity	21.1%	17.7%	9.7%

Book value per common share	$52.71	$51.13	$49.09
Tangible book value per common share	$38.97	$41.95	$43.28

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$2.22	$1.92	$1.01	16%	120%
Adjusted return on average common equity	17.1%	15.6%	8.5%
Adjusted return on average tangible common equity	21.4%	18.7%	9.7%

Financial Ratios:

Pre-tax profit margin	34%	33%	22%
Compensation and benefits as a % of net revenues	43%	40%	44%
Non-compensation expenses as a % of net revenues	23%	27%	30%
Firm expense efficiency ratio	67%	67%	74%
Firm expense efficiency ratio excluding integration-related expenses (1)	66%	66%	74%
Effective tax rate (2)	22.0%	23.0%	17.1%

Statistical Data:

Period end common shares outstanding (millions)	1,869	1,810	1,576	3%	19%
Average common shares outstanding (millions)
Basic	1,795	1,774	1,555	1%	15%
Diluted	1,818	1,802	1,573	1%	16%

Worldwide employees	70,975	68,097	60,670	4%	17%

Notes:
‐ The Firm’s first quarter 2021 results include pre-tax integration-related expenses of $75 million ($58 million after‐tax) reported in the Wealth Management and Investment Management business segments. The Firm's fourth quarter 2020 results include pre-tax integration-related expenses of $231 million ($189 million after‐tax) reported in the Wealth Management business segment.

- The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Consolidated Balance sheet

Total assets	$1,158,772	$1,115,862	$947,795	4%	22%
Loans (1)	$171,812	$161,745	$158,759	6%	8%
Deposits	$323,138	$310,782	$235,239	4%	37%
Liquidity resources	$353,304	$338,623	$255,134	4%	38%
Long-term debt outstanding	$208,267	$213,388	$192,645	(2%)	8%
Maturities of long-term debt outstanding (next 12 months)	$18,976	$24,241	$17,153	(22%)	11%

Common equity	$98,509	$92,531	$77,340	6%	27%
Less: Goodwill and intangible assets	(25,681)	(16,615)	(9,146)	55%	181%
Tangible common equity	$72,828	$75,916	$68,194	(4%)	7%

Preferred equity	$7,750	$9,250	$8,520	(16%)	(9%)

U.S. Bank Supplemental Financial Information
Total assets	$357,217	$346,515	$265,383	3%	35%
Loans	$157,354	$148,885	$141,712	6%	11%
Investment securities portfolio (2)	$149,423	$142,929	$77,747	5%	92%
Deposits	$321,630	$309,712	$234,055	4%	37%

Regional revenues
Americas	$11,191	$10,166	$6,888	10%	62%
EMEA (Europe, Middle East, Africa)	2,159	1,771	1,197	22%	80%
Asia	2,369	1,660	1,694	43%	40%
Consolidated net revenues	$15,719	$13,597	$9,779	16%	61%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Average Common Equity
Institutional Securities	$43.5	$42.8	$42.8	2%	2%
Wealth Management	28.5	26.5	18.2	8%	57%
Investment Management	4.4	2.6	2.6	69%	69%
Parent	17.9	16.7	11.1	7%	61%
Firm	$94.3	$88.6	$74.7	6%	26%

Regulatory Capital

Common Equity Tier 1 capital	$76.2	$78.7	$65.2	(3%)	17%
Tier 1 capital	$84.1	$88.1	$73.9	(5%)	14%

Standardized Approach
Risk-weighted assets	$453.7	$453.1	$415.0	--	9%
Common Equity Tier 1 capital ratio	16.8%	17.4%	15.7%
Tier 1 capital ratio	18.5%	19.4%	17.8%

Advanced Approach
Risk-weighted assets	$441.3	$445.2	$427.8	(1%)	3%
Common Equity Tier 1 capital ratio	17.3%	17.7%	15.2%
Tier 1 capital ratio	19.1%	19.8%	17.3%

Leverage-based capital
Tier 1 leverage ratio	7.5%	8.4%	8.1%
Supplementary Leverage Ratio (1)	6.7%	7.4%	6.2%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Revenues:

Advisory	$480	$827	$362	(42%)	33%
Equity	1,502	1,000	336	50%	*
Fixed income	631	475	446	33%	41%
Underwriting	2,133	1,475	782	45%	173%
Investment banking	2,613	2,302	1,144	14%	128%

Equity	2,875	2,534	2,449	13%	17%
Fixed income	2,966	1,790	2,062	66%	44%
Other	123	344	(477)	(64%)	*

Net revenues	8,577	6,970	5,178	23%	66%

Provision for credit losses	(93)	13	388	*	*

Compensation and benefits	3,114	1,575	1,814	98%	72%
Non-compensation expenses	2,185	2,222	2,026	(2%)	8%
Total non-interest expenses	5,299	3,797	3,840	40%	38%

Income before taxes	3,371	3,160	950	7%	*
Net income applicable to Morgan Stanley	$2,601	$2,422	$757	7%	*

Pre-tax profit margin	39%	45%	18%
Compensation and benefits as a % of net revenues	36%	23%	35%
Non-compensation expenses as a % of net revenues	25%	32%	39%

Return on Average Common Equity	23%	22%	6%
Return on Average Tangible Common Equity (1)	23%	22%	6%

Trading VaR (Average Daily 95% / One-Day VaR)	$69	$55	$40

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Revenues:
Asset management	$3,191	$2,975	$2,680	7%	19%
Transactional	1,228	1,340	399	(8%)	*
Net interest income	1,385	1,207	896	15%	55%
Other	155	150	81	3%	91%
Net revenues	5,959	5,672	4,056	5%	47%

Provision for credit losses	(5)	(9)	19	*	*

Compensation and benefits	3,170	3,345	2,212	(5%)	43%
Non-compensation expenses	1,194	1,266	770	(6%)	55%
Total non-interest expenses (1)	4,364	4,611	2,982	(5%)	46%

Income before taxes	1,600	1,070	1,055	50%	52%
Net income applicable to Morgan Stanley	$1,242	$802	$864	55%	44%

Pre-tax profit margin	27%	19%	26%
Pre-tax profit margin excluding integration-related expenses	28%	23%	26%
Compensation and benefits as a % of net revenues	53%	59%	55%
Non-compensation expenses as a % of net revenues	20%	22%	19%

Return on Average Common Equity	17%	12%	18%
Return on Average Tangible Common Equity (2)	36%	23%	32%

Notes:
- For the quarters ended March 31, 2021 and December 31, 2020, Wealth Management's results include pre-tax integration-related expenses of $64 million and $231 million ($49 million and $189 million after-tax), respectively.

- The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Wealth Management Metrics

Total client assets	$4,231	$3,999	$2,397	6%	77%
Net new assets	$104.9	$73.4	$37.1	43%	183%
U.S. Bank loans	$104.9	$98.1	$82.5	7%	27%
Margin and other lending (1)	$26.6	$23.1	$9.5	15%	180%
Deposits (2)	$322	$306	$234	5%	38%
Weighted average cost of deposits	0.18%	0.24%	0.57%

Advisor-led channel

Advisor-led client assets	$3,349	$3,167	$2,331	6%	44%

Fee-based client assets	$1,574	$1,472	$1,134	7%	39%
Fee-based asset flows	$37.2	$24.1	$18.4	54%	102%
Fee-based assets as a % of advisor-led client assets	47%	46%	49%

Self-directed channel

Self-directed assets	$882	$832	$66	6%	*
Daily average revenue trades (000's)	1,619	1,106	5	46%	*
Self-directed households (millions)	7.2	6.7	1.3	7%	*

Workplace channel

Workplace unvested assets	$461	$435	$155	6%	197%
Number of participants (millions)	5.1	4.9	2.7	4%	89%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Revenues:
Asset management and related fees	$1,103	$869	$665	27%	66%
Performance-based income and other	211	231	27	(9%)	*
Net revenues	1,314	1,100	692	19%	90%

Compensation and benefits	514	530	257	(3%)	100%
Non-compensation expenses	430	374	292	15%	47%
Total non-interest expenses (1)	944	904	549	4%	72%

Income before taxes	370	196	143	89%	159%
Net income applicable to Morgan Stanley	$275	$158	$78	74%	*

Pre-tax profit margin	28%	18%	21%
Pre-tax profit margin excluding integration-related expenses	29%	18%	21%
Compensation and benefits as a % of net revenues	39%	48%	37%
Non-compensation expenses as a % of net revenues	33%	34%	42%

Return on Average Common Equity	25%	24%	12%
Return on Average Tangible Common Equity (2)	88%	37%	18%

Notes:
- For the quarter ended March 31, 2021, Investment Management's results include pre-tax integration-related expenses of $11 million ($9 million after-tax).
- The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$7.8	$12.2	$1.6	(36%)	*
Fixed Income	3.9	(1.3)	1.3	*	200%
Alternatives and Solutions	4.6	(2.4)	3.8	*	21%
Long-Term Net Flows	16.3	8.5	6.7	92%	143%

Liquidity and Overlay Services	25.9	16.5	50.6	57%	(49%)

Total net flows	$42.2	$25.0	$57.3	69%	(26%)

Assets under management or supervision by asset class (2)
Equity	$371	$242	$121	53%	*
Fixed Income	201	98	75	105%	168%
Alternatives and Solutions	418	153	141	173%	196%
Long‐Term Assets Under Management or Supervision	990	493	337	101%	194%

Liquidity and Overlay Services	429	288	247	49%	74%

Total Assets Under Management or Supervision	$1,419	$781	$584	82%	143%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020

Institutional Securities

Loans:
Corporate	$16.8	$14.3	$26.8	17%	(37%)
Secured lending facilities	29.6	29.5	30.4	--	(3%)
Commercial and residential real estate	10.5	11.1	11.4	(5%)	(8%)
Securities-based lending and other	8.8	8.3	7.1	6%	24%

Total Loans	65.7	63.2	75.7	4%	(13%)

Lending Commitments	118.8	113.5	92.9	5%	28%

Institutional Securities Loans and Lending Commitments	$184.5	$176.7	$168.6	4%	9%

Wealth Management

Loans:
Securities-based lending and other	$68.1	$62.9	$51.4	8%	32%
Residential real estate	36.8	35.2	31.1	5%	18%

Total Loans	104.9	98.1	82.5	7%	27%

Lending Commitments	14.0	14.4	13.4	(3%)	4%

Wealth Management Loans and Lending Commitments	$118.9	$112.5	$95.9	6%	24%

Consolidated Loans and Lending Commitments (1)	$303.4	$289.2	$264.5	5%	15%

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of March 31, 2021
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q1 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$5,185	$250	4.8%	$(56)
Secured lending facilities	25,886	193	0.7%	(3)
Commercial and residential real estate	7,277	206	2.8%	5
Other	1,034	22	2.1%	1
Institutional Securities - HFI	$39,382	$671	1.7%	$(53)

Wealth Management - HFI	105,010	91	0.1%	(5)

Held For Investment	$144,392	$762	0.5%	$(58)

Held For Sale	15,466

Fair Value	11,584

Total Loans	171,442	762		(58)

Lending Commitments	132,717	354	0.3%	(40)

Consolidated Loans and Lending Commitments	$304,159	$1,116		$(98)

The End Notes are an integral part of this presentation. See pages 14 - 19 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

This page represents an addendum to the 1Q 2021 Financial Supplement, Addendum I

Firm and segment historical income statement information which reflect reclassifications to certain prior period amounts to conform to the presentation changes made in the first quarter of 2021.

(unaudited, dollars in millions)

Consolidated Firm
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18
Investment banking	$2,435	$1,826	$2,142	$1,271	$1,696	$1,635	$1,590	$1,242	$1,488	$1,567	$1,793	$1,634
Trading	3,229	3,150	4,803	2,801	2,363	2,615	2,765	3,531	1,661	2,818	3,308	3,787
Investments	327	346	275	38	739	87	441	273	28	136	147	126
Commissions and fees	1,352	1,037	1,102	1,360	984	990	979	966	1,046	932	1,039	1,173
Asset management	3,926	3,664	3,265	3,417	3,451	3,363	3,220	3,049	3,266	3,251	3,189	3,192
Other	457	212	473	(464)	241	159	227	238	79	234	175	209
Total non-interest revenues	11,726	10,235	12,060	8,423	9,474	8,849	9,222	9,299	7,568	8,938	9,651	10,121

Interest income	2,245	2,056	2,358	3,503	3,952	4,350	4,506	4,290	4,111	3,627	3,294	2,860
Interest expense	374	570	758	2,147	2,519	3,132	3,477	3,276	3,122	2,691	2,388	1,885
Net interest	1,871	1,486	1,600	1,356	1,433	1,218	1,029	1,014	989	936	906	975

Net revenues	$13,597	$11,721	$13,660	$9,779	$10,907	$10,067	$10,251	$10,313	$8,557	$9,874	$10,557	$11,096

Provision for credit losses	4	111	239	407	57	51	17	36	11	3	(55)	26

Compensation and benefits	5,450	5,086	6,035	4,283	5,228	4,427	4,531	4,651	3,787	4,310	4,621	4,914
Non-compensation expenses	3,713	3,037	3,031	2,943	2,889	2,879	2,800	2,671	2,902	2,710	2,882	2,736
Total non-interest expenses	9,163	8,123	9,066	7,226	8,117	7,306	7,331	7,322	6,689	7,020	7,503	7,650
Income before taxes	$4,430	$3,487	$4,355	$2,146	$2,733	$2,710	$2,903	$2,955	$1,857	$2,851	$3,109	$3,420

Institutional Securities
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18
Advisory	$827	$357	$462	$362	$654	$550	$506	$406	$734	$510	$618	$574
Equity	1,000	874	882	336	422	401	546	339	323	441	541	421
Fixed income	475	476	707	446	500	584	420	406	360	508	540	518
Underwriting	1,475	1,350	1,589	782	922	985	966	745	683	949	1,081	939
Investment banking	2,302	1,707	2,051	1,144	1,576	1,535	1,472	1,151	1,417	1,459	1,699	1,513

Equity	2,534	2,311	2,627	2,449	1,937	2,001	2,131	2,064	1,946	2,021	2,472	2,598
Fixed income	1,790	1,954	3,041	2,062	1,405	1,429	1,350	1,801	528	1,366	1,502	1,919
Other	344	157	480	(477)	182	90	164	208	(46)	82	(10)	89

Net revenues	$6,970	$6,129	$8,199	$5,178	$5,100	$5,055	$5,117	$5,224	$3,845	$4,928	$5,663	$6,119

Provision for credit losses	13	113	217	388	52	49	13	37	10	(1)	(54)	26

Compensation and benefits	1,575	2,001	2,952	1,814	2,057	1,768	1,789	1,819	1,179	1,626	1,993	2,160
Non-compensation expenses	2,222	1,967	2,037	2,026	1,866	1,931	1,852	1,773	1,876	1,747	1,912	1,821
Total non-interest expenses	3,797	3,968	4,989	3,840	3,923	3,699	3,641	3,592	3,055	3,373	3,905	3,981
Income before taxes	$3,160	$2,048	$2,993	$950	$1,125	$1,307	$1,463	$1,595	$780	$1,556	$1,812	$2,112

Notes:
As part of the Firm’s effort to continually improve the transparency and comparability of our external financial reporting, several updates to our financial presentation were implemented in the first quarter of 2021. The corresponding reclassifications have been made to prior periods to conform to the current presentation. The presentation changes are as follows:

(i) The Provision for credit losses for loans and lending commitments is now presented as a separate line in the consolidated income statements.
(ii) Gains and losses on external economic derivative hedges associated with held-for-sale and held-for-investment corporate loans, which were previously reported in Trading revenues, are now reported within Other revenues in the consolidated income statements.

(iii) In the Institutional Securities segment, sales and trading net revenues have been reorganized and reported into the following categories, Equity, Fixed Income and Other. In addition, Equity and Fixed Income now include certain Investments and Other revenues to the extent directly attributable to those businesses. The remaining Investments and Other revenues, along with amounts previously disclosed as “Other sales and trading” will be shown as “Other”.

This page represents an addendum to the 1Q 2021 Financial Supplement, Addendum I

Firm and segment historical income statement information which reflect reclassifications to certain prior period amounts to conform to the presentation changes made in the first quarter of 2021.

(unaudited, dollars in millions)

Wealth Management
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18
Asset management	$2,975	$2,793	$2,507	$2,680	$2,655	$2,639	$2,544	$2,361	$2,576	$2,573	$2,514	$2,495
Transactional	1,340	880	1,075	399	829	595	728	817	422	698	691	747
Net interest income	1,207	889	1,030	896	1,033	1,043	1,016	1,130	1,095	1,070	1,043	1,069
Other	150	92	92	81	69	84	123	80	54	61	75	63
Net revenues	$5,672	$4,654	$4,704	$4,056	$4,586	$4,361	$4,411	$4,388	$4,147	$4,402	$4,323	$4,374

Provision for credit losses	(9)	(2)	22	19	5	2	4	(1)	1	4	(1)	0

Compensation and benefits	3,345	2,684	2,729	2,212	2,590	2,340	2,382	2,462	2,286	2,415	2,356	2,450
Non-compensation expenses	1,266	852	811	770	828	781	782	739	850	789	811	764
Total non-interest expenses	4,611	3,536	3,540	2,982	3,418	3,121	3,164	3,201	3,136	3,204	3,167	3,214
Income before taxes	$1,070	$1,120	$1,142	$1,055	$1,163	$1,238	$1,243	$1,188	$1,010	$1,194	$1,157	$1,160

Investment Management
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18
Asset management and related fees	$869	$795	$684	$665	$736	$664	$612	$617	$628	$604	$610	$626
Performance-based income and other	231	261	202	27	620	100	227	187	56	49	81	92
Net revenues	$1,100	$1,056	$886	$692	$1,356	$764	$839	$804	$684	$653	$691	$718

Compensation and benefits	530	401	354	257	581	319	360	370	322	269	272	304
Non-compensation expenses	374	340	316	292	328	280	280	260	288	282	279	266
Total non-interest expenses	904	741	670	549	909	599	640	630	610	551	551	570
Income before taxes	$196	$315	$216	$143	$447	$165	$199	$174	$74	$102	$140	$148

Notes:
As part of the Firm’s effort to continually improve the transparency and comparability of our external financial reporting, several updates to our financial presentation were implemented in the first quarter of 2021. The corresponding reclassifications have been made to prior periods to conform to the current presentation. The presentation changes are as follows:

(i) The Provision for credit losses for loans and lending commitments is now presented as a separate line in the consolidated income statements.
(ii) In the Investment Management segment, we have renamed the previously disclosed revenue line “Asset management” to “Asset management and related fees” and combined the remaining revenue categories under a new line named “Performance-based income and other”.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2020.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.

-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-
Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.

-
The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, E*TRADE Bank, and E*TRADE Savings Bank, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2020 (2020 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Firm has made updates to its required capital framework for 2021 and continues to evaluate with respect to the impact of evolving regulatory requirements, as appropriate.  For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm's 2020 Form 10-K.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

Page 5:
(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2020 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 7:
(a)	Net new assets represents client inflows (including dividend and interest) less client outflows (excluding activity from business combinations/divestitures and impact of fees and commissions).
(b)
Margin and other lending represents Wealth Management margin lending arrangements, which allow customers to borrow against the value of qualifying securities and Wealth Management other lending which includes non-purpose securities based lending on non-bank entities.

(c)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(d)	Weighted average cost of deposits represents the annualized weighted average cost of deposits as of periods ended March 31, 2021, December 31, 2020 and March 31, 2020.
(e)	Advisor-led client assets represents client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee-based client assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)	Fee-based asset flows includes net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(h)	Self-directed assets represents active accounts which are not advisor led. Active accounts are defined as having $25 or more in assets.
(i)	Daily average revenue trades (DARTs) represents the total client-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represents the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels (Advisor-Led, Self-Directed, Workplace) will be included in each of the respective channel counts.

(k)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Workplace unvested assets represents the market value of public company securities at the end of the period.

(l)	Workplace participants represents total accounts with vested or unvested assets >0 in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

Page 8:
(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm's consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses form investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm's consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 9:
(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi-Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The Firm non-interest expenses by category are as follows:

	1Q21	4Q20	1Q20
Compensation and benefits	$6,798	$5,450	$4,283

Non-compensation expenses:
Brokerage, clearing and exchange fees	910	776	740
Information processing and communications	733	697	563
Professional services	624	679	449
Occupancy and equipment	405	456	365
Marketing and business development	146	161	132
Other	857	944	694
Total non-compensation expenses	3,675	3,713	2,943

Total non-interest expenses	$10,473	$9,163	$7,226

Page 2:
(1)
The quarter ended March 31, 2021 included pre-tax integration-related expenses of $75 million ($58 million after-tax), associated with the acquisitions of E*TRADE and Eaton Vance. The quarter ended December 31, 2020 also included pre-tax integration-related expenses of $231 million ($189 million after-tax) associated with the acquisition of E*TRADE. The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	1Q21	4Q20
Earnings per diluted share - GAAP	$2.19	$1.81
Impact of adjustments	0.03	0.11
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$2.22	$1.92

Return on average common equity - GAAP	16.9%	14.7%
Impact of adjustments	0.2%	0.9%
Return on average common equity excluding integration-related expenses - Non-GAAP	17.1%	15.6%

Return on average tangible common equity - GAAP	21.1%	17.7%
Impact of adjustments	0.3%	1.0%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	21.4%	18.7%

Firm expense efficiency ratio - GAAP	66.6%	67.5%
Impact of adjustments	(0.5)%	(1.7)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	66.1%	65.8%

(2) The impacts of recognizing excess tax benefits upon conversion of awards are $82 million and $99 million in the quarters ended March 31, 2021 and March 31, 2020, respectively.

Page 3:
(1) Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
As of March 31, 2021, December 31, 2020 and March 31, 2020, the U.S. Bank investment securities portfolio included held to maturity investment securities of $64.6 billion, $52.6 billion and $28.8 billion, respectively.

Page 4:
(1)
Based on a Federal Reserve interim final rule in effect until March 31, 2021, our supplementary leverage ratio (SLR) and supplementary leverage exposure, effective June 30, 2020, reflect the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.7% as of March 31, 2021.

Page 5:
(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q21: $603mm; 4Q20: $484mm; 1Q20: $484mm

Page 6:
(1)	For the quarters ended March 31, 2021 and December 31, 2020, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	1Q21	4Q20
Compensation expenses	$30	$151
Non-compensation expenses	34	80
Total non-interest expenses	$64	$231
Income tax provision	15	42
Total non-interest expenses (after-tax)	$49	$189

(2)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q21: $15,101mm; 4Q20: $13,440mm; 1Q20: $7,802mm

Page 7:
(1)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended March 31, 2021, December 31, 2020 and March 31, 2020.
(2)
For the quarters ended March 31, 2021 and December 31, 2020, Wealth Management deposits of $322 billion and $306 billion, respectively, exclude off-balance sheet deposits of $8 billion and $25 billion, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	1Q21	4Q20
Brokerage sweep deposits	$253	$232
Other deposits	69	74
Total balance sheet deposits	322	306
Off-balance sheet deposits	8	25
Total deposits	$330	$331

Supplemental Quantitative Details and Calculations

Page 8:
(1)	For the quarter ended March 31, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

1Q21
Compensation expenses	$3
Non-compensation expenses	8
Total non-interest expenses	$11
Income tax provision	2
Total non-interest expenses (after-tax)	$9

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 1Q21: $3,174mm; 4Q20: $932mm; 1Q20: $932mm

Page 9:
(1)	Net Flows by region for the quarters ended March 31, 2021, December 31, 2020 and March 31, 2020 were:
North America: $35.0 billion, $21.4 billion and $57.9 billion
International: $7.2 billion, $3.6 billion and $(0.6) billion
(2)	Assets under management or supervision by region for the quarters ended March 31, 2021, December 31, 2020 and March 31, 2020 were:
North America: $1,058 billion, $449 billion and $359 billion
International: $361 billion, $332 billion and $225 billion

Page 10:
(1)	For the quarters ended March 31, 2021, December 31, 2020 and March 31, 2020, Investment Management reflected loan balances of $1,130 million, $443 million and $499 million, respectively.

Page 11:
(1)	For the quarter ended March 31, 2021, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2020	$739	$96	$835
Net Charge Offs	(10)	-	(10)
Provision	(53)	(5)	(58)
Other	(5)	-	(5)
Ending Balance - March 31, 2021	$671	$91	$762

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2020	$391	$5	$396
Net Charge Offs	-	-	-
Provision	(40)	-	(40)
Other	(1)	(1)	(2)
Ending Balance - March 31, 2021	$350	$4	$354

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - December 31, 2020	$1,130	$101	$1,231
Net Charge Offs	(10)	-	(10)
Provision	(93)	(5)	(98)
Other	(6)	(1)	(7)
Ending Balance - March 31, 2021	$1,021	$95	$1,116

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 16, 2021.